LOAN NUMBER	LOAN NAME	ACCT. NUMBER	NOTE DATE	INITIALS
CL522040275-1	WidePoint Corporation		01/02/08
NOTE AMOUNT	INDEX (w/Margin)	RATE	MATURITY DATE	LOAN PURPOSE
$5,000,000.00	Wall Street Journal Prime plus 0.250%	7.5%	04/30/09	Commercial
Creditor Use Only

PROMISSORY NOTE
(Commercial —Revolving Draw — Variable Rate)

DATE AND PARTIES. The date of this Promissory Note (Note) is January 2, 2008. The parties and their addresses are:

LENDER:

CARDINAL BANK 8270 Greensboro Drive Suite 500 McLean, Virginia 22102 Telephone: (703) 584-3430

BORROWER:

WIDEPOINT CORPORATION a Delaware Corporation One Lincoln Centre 18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, Illinois 60181

WIDEPOINT IL, INC. an Illinois Corporation One Lincoln Centre 18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, Illinois 60181

WP NBIL, INC. an Illinois Corporation One Lincoln Centre 18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, Illinois 60181

CHESAPEAKE GOVERNMENT TECHNOLOGIES, INC. a Delaware Corporation One Lincoln Centre 18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, Illinois 60181

OPERATIONAL RESEARCH CONSULTANTS, INC. a Virginia Corporation 11250 Waples Mills, South Tower Suite 250 Fairfax, Virginia 22030

ISYS, LLC a Virginia Limited Liability Company One Lincoln Center 18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, Illinois 60181

WidePoint Corporation
Virginia Promissory Note		Initials
_____
VA/4HancockD00725200004266022122707N	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 1

CONFESSION OF JUDGMENT. I appoint and authorize Neil I. Title and Julian Karpoff, either of whom may act alone, 1840 Wilson Boulevard, #205, Arlington, VA 22201, attorneys in fact, to appear in the office of Arlington County Circuit Court, Virginia, to confess judgment against me, in favor of you, if I default on this agreement. The confession of judgment may be without process and ONLY for any amount of PRINCIPAL and INTEREST due on this Note. However, it being understood that the confession of judgement shall only be effective in such event that Borrower would be in default under this agreement, the Commercial Loan Agreement, or any other agreement related to or securing the indebtedness evidenced herein; and it being further understood that said default would be subject to written notification by Lender to Borrower, and further subject to any response period specified and allowed by Lender within said notification.

In this notice, “you” means the Borrower. IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

1. DEFINITIONS. As used in this Note, the terms have the following meanings:

A. Pronouns. The pronouns “I,” “me,” and “my” refer to each Borrower signing this Note, individually and together with their heirs, successors and assigns, and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this Note. “You” and “Your” refer to the Lender, with its participants or syndicators, successors and assigns, or any person or company that acquires an interest in the Loan.

B. Note. Note refers to this document, and any extensions, renewals, modifications and substitutions of this Note.

C. Loan. Loan refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications, security agreements, disclosures or notes, and this Note.

D. Property. Property is any property, real, personal or intangible, that secures my performance of the obligations of this Loan.

E. Percent. Rates and rate change limitations are expressed as annualized percentages.

2. PROMISE TO PAY. For value received, I promise to pay you or your order, at your address, or at such other location as you may designate, amounts advanced from time to time under the terms of this Note up to the maximum outstanding principal balance, the lesser of $5,000,000.00 (Principal) or the Borrowing Base, plus interest from the date of disbursement, on the unpaid outstanding Principal balance until this Note matures or this obligation is accelerated.

I may borrow up to the Principal amount more than one time.

All advances made will be made subject to all other terms and conditions of this Loan.

3. INTEREST. Interest will accrue on the unpaid Principal balance of this Note at the rate of 7.5 percent (Interest Rate) until January 3, 2008, after which time it may change as described in the Variable Rate subsection.

A. Interest After Default. If you declare a default under the terms of this Loan, including for failure to pay in full at maturity, you may increase the Interest Rate payable on the outstanding Principal balance of this Note. In such event, interest will accrue on the outstanding Principal balance at the variable Interest Rate in effect from time to time, plus an additional 2.000 percent, until paid in full.

B. Maximum Interest Amount. Any amount assessed or collected as interest under the terms of this Note or obligation will be limited to the Maximum Lawful Amount of interest allowed by state or federal law. Amounts collected in excess of the Maximum Lawful Amount will be applied first to the unpaid Principal balance. Any remainder will be refunded to me.

C. Statutory Authority. Rate statute for Virginia is not provided yet.

D. Accrual. During the scheduled term of this Loan interest accrues using an Actual/360 days counting method.

E. Variable Rate. The Interest Rate may change during the term of this transaction.

(1) Index. Beginning with the first Change Date, the Interest Rate will be based on the following index: the Prime rate as published in the Money Rate Section of the Wall Street Journal. When a range of rates have been published, the highest rate will be used..

The Current Index is the most recent index figure available on each Change Date. You do not guaranty by selecting this Index, or the margin, that the Interest Rate on this Note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers. If this Index is no longer available, you will substitute a similar index. You will give me notice of your choice.

WidePoint Corporation
Virginia Promissory Note		Initials
_____
VA/4HancockD00725200004266022122707N	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 2

(2) Change Date. Each date on which the Interest Rate may change is called a Change Date. The Interest Rate may change January 3, 2008 and daily thereafter.

(3) Calculation Of Change. On each Change Date, you will calculate the Interest Rate, which will be the Current Index plus 0.250 percent. The result of this calculation will be rounded to the nearest .001 percent. Subject to any limitations, this will be the Interest Rate until the next Change Date. The new Interest Rate will become effective on each Change Date. The Interest Rate and other charges on this Note will never exceed the highest rate or charge allowed by law for this Note.

(4) Limitations. The Interest Rate changes are subject to the following limitations:

(a) Lifetime. The Interest Rate will never be less than 6.500 percent.

(5) Effect Of Variable Rate. A change in the Interest Rate will have the following effect on the payments: The amount of scheduled payments will change.

4. ADDITIONAL CHARGES. As additional consideration, I agree to pay, or have paid, the fees and charges listed on the APPENDIX: FEES AND CHARGES, which is attached to and made part of this Note. I understand and agree that some payments to third parties as part of this transaction may also involve money retained by you or paid back to you as commissions or other remuneration.

5. REMEDIAL CHARGES. In addition to interest or other finance charges, I agree that I will pay these additional fees based on my method and pattern of payment. Additional remedial charges may be described elsewhere in this Note.

A. Late Charge. If a payment is more than 10 days late, I will be charged 5.000 percent of the Unpaid Portion of Payment. I will pay this late charge promptly but only once for each late payment.

B. Returned Check Charge. I agree to pay a fee not to exceed $32.00 for each check, negotiable order of withdrawal or draft I issue in connection with this Loan that is returned because it has been dishonored.

C. Stop Payment. A(n) Stop Payment equal to $30.00.

6. GOVERNING AGREEMENT. This Note is further governed by the Commercial Loan Agreement executed between you and me as part of this Loan, as modified, amended or supplemented. Upon execution of this Note, I represent that I have reviewed and am in compliance with the terms contained in the Commercial Loan Agreement.

7. PAYMENT. I agree to pay all accrued interest on the balance outstanding from time to time in regular payments beginning February 1, 2008, then on the same day of each month thereafter. Any payment scheduled for a date falling beyond the last day of the month, will be due on the last day. A final payment of the entire unpaid outstanding balance of Principal and interest will be due April 30, 2009.

Payments will be rounded to the nearest $.01. With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf. Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month.

Interest payments will be applied first to any charges I owe other than late charges, then to accrued, but unpaid interest, then to late charges. Principal payments will be applied first to the outstanding Principal balance, then to any late charges. If you and I agree to a different application of payments, we will describe our agreement on this Note. The actual amount of my final payment will depend on my payment record.

8. PREPAYMENT. I may prepay this Loan in full or in part at any time. Any partial prepayment will not excuse any later scheduled payments until I pay in full.

9. LOAN PURPOSE. The purpose of this Loan is working capital line of credit.

10. ADDITIONAL TERMS. The following additional terms are incorporated herein:

PRIOR OBLIGATION. This agreement is a refinance and modification of the indebtedness evidenced by that certain Promissory Note from WidePoint Corporation, Widepoint IL, Inc., WP NBIL, Inc., Chesapeake Government Technologies, Inc., and Operational Research Consultants, Inc. (the “Prior Borrower”) to Lender dated August 16, 2007 in the principal amount of $2,000,000.00.

LOAN AGREEMENT. This agreement is subject to that certain Commercial Loan Agreement between Borrower and Lender dated January 2, 2008, all terms and conditions of which, notwithstanding anything herein to the contrary, are incorporated and made a part herein.

ADDITIONAL INTEREST RATE CONDITIONS. The Variable Rate terms described herein will be subject to certain additional conditions as follows:

In the paragraph entitled “(3) Calculation of Change”, under sub-section “E. Variable Rate” of section “3. Interest”, the calculation of each interest rate change is described as “…the Current Index plus 0.250 percent…". The value of “plus 0.250 percent” (hereinafter, the “Interest Margin”) shall be adjusted under certain conditions as described below:

WidePoint Corporation
Virginia Promissory Note		Initials
_____
VA/4HancockD00725200004266022122707N	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 3

(a)	The Interest Margin shall be modified to a value of “plus 0.000% percent” if the following conditions are met, subject to the documentation and review judged to be satisfactory by the Lender: (i) Combined EBITDA (as defined in the Commercial Loan Agreement) for the Borrower is equal to or greater than $300,000.00 as measured for the quarter ending December 31, 2007; (ii) The Tangible Net Worth (as defined in the Commercial Loan Agreement) of the Borrower is equal to or greater than $750,000.00 for the Borrower as measured immediately upon the Prior Borrower’s acquisition of iSYS, LLC. The effective date of such modification shall be as of the date Lender is in receipt of such financial information of Borrower that would allow Lender to make the above determinations.

(b)	The Interest Margin shall be modified to a value of “minus 0.250% percent” if the following conditions are met, subject to the documentation and review judged to be satisfactory by the Lender: (i) The ratio of Debt to EBITDA (as defined in the Commercial Loan Agreement) for the Borrower is no greater than 4.0:1.0 as measured for the six month period ending June 30, 2008; (ii) The Debt Service Coverage ratio (as defined in the Commercial Loan Agreement) for the Borrower is equal to or greater than 1.50:1.0 as measured for the six month period ending June 30, 2008; (iii) The Tangible Net Worth (as defined in the Commercial Loan Agreement) of the Borrower is equal to or greater than $1,500,000.00 for the Borrower as measured for the fiscal period ending June 30, 2008; and (iv) The Current Ratio (as defined in the Commercial Loan Agreement) of the Borrower is equal to or greater than 1.0:1.0 as measured at the fiscal period ending June 30, 2008. The effective date of such modification shall be as of the date Lender is in receipt of such financial information of Borrower that would allow Lender to make the above determinations.

11. SECURITY. This Loan is secured by separate security instruments prepared together with this Note as follows:

Document Name	Parties to Document
Security Agreement	Borrower

12. ASSUMPTIONS. Someone buying the Property cannot assume the obligation. Except as otherwise approved in writing by the Lender in advance, you may declare the entire balance of the Note to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, or transfer of the Property. However, I may sell or similarly dispose of any Property that is inventory.

13. WAIVERS AND CONSENT. To the extent not prohibited by law, I waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.

A. Additional Waivers By Borrower. In addition, I, and any party to this Note and Loan, to the extent permitted by law, consent to certain actions you may take, and generally waive defenses that may be available based on these actions or based on the status of a party to this Note.

(1) You may renew or extend payments on this Note, regardless of the number of such renewals or extensions.

(2) You may release any Borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.

(3) You may release, substitute or impair any Property securing this Note.

(4) You, or any institution participating in this Note, may invoke your right of set-off.

(5) You may enter into any sales, repurchases or participations of this Note to any person in any amounts and I waive notice of such sales, repurchases or participations.

(6) I agree that any of us signing this Note as a Borrower is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.

B. No Waiver By Lender. Your course of dealing, or your forbearance from, or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict performance of any provisions contained in this Note, or other Loan documents, shall not be construed as a waiver by you, unless any such waiver is in writing and is signed by you.

14. APPLICABLE LAW. This Note is governed by the laws of Virginia, the United States of America and to the extent required, by the laws of the jurisdiction where the Property is located. In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Virginia, unless otherwise required by law.

15. JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. My obligation to pay this Loan is independent of the obligation of any other person who has also agreed to pay it. You may sue me alone, or anyone else who is obligated on this Loan, or any number of us together, to collect this Loan. Extending this Loan or new obligations under this Loan, will not affect my duty under this Loan and I will still be obligated to pay this Loan. The duties and benefits of this Loan will bind and benefit the successors and assigns of you and me.

WidePoint Corporation
Virginia Promissory Note		Initials
_____
VA/4HancockD00725200004266022122707N	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 4

16. AMENDMENT, INTEGRATION AND SEVERABILITY. This Note may not be amended or modified by oral agreement. No amendment or modification of this Note is effective unless made in writing and executed by you and me. This Note is the complete and final expression of the agreement. If any provision of this Note is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

17. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Note.

18. NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party’s address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one party will be deemed to be notice to all parties. I will inform you in writing of any change in my name, address or other application information. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Loan and to confirm your lien status on any Property. Time is of the essence.

19. CREDIT INFORMATION. I agree to supply you with whatever information you reasonably feel you need to decide whether to continue this Loan. You will make requests for this information without undue frequency, and will give me reasonable time in which to supply the information.

20. ERRORS AND OMISSIONS. I agree, if requested by you, to fully cooperate in the correction, if necessary, in the reasonable discretion of you of any and all loan closing documents so that all documents accurately describe the loan between you and me. I agree to assume all costs including by way of illustration and not limitation, actual expenses, legal fees and marketing losses for failing to reasonably comply with your requests within thirty (30) days.

21. SIGNATURES. By signing under seal, I agree to the terms contained in this Note. I also acknowledge receipt of a copy of this Note.

BORROWER SIGNATURES

WidePoint Corporation

By_________________________________ (Seal)
    James T. McCubbin, Vice President

ACKNOWLEDGMENT (REQUIRED FOR CONFESSION OF JUDGMENT):
(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by Authorized Signer — of WidePoint Corporation a Delaware corporation, on behalf of the corporation.

Notary Public: __________________________

Registration Number: _________________    My Commission Expires: ________________

WidePoint Corporation
Virginia Promissory Note		Initials
_____
VA/4HancockD00725200004266022122707N	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 5

BORROWER SIGNATURES (continued)

Widepoint IL, Inc.

By_________________________________ (Seal)
    James T. McCubbin, Vice President

ACKNOWLEDGMENT (REQUIRED FOR CONFESSION OF JUDGMENT):
(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by Authorized Signer — of Widepoint IL, Inc. an Illinois corporation, on behalf of the corporation.

Notary Public: __________________________

Registration Number: _________________     My Commission Expires: ________________

WP NBIL, Inc.

By_________________________________ (Seal)
    James T. McCubbin, Vice President

ACKNOWLEDGMENT (REQUIRED FOR CONFESSION OF JUDGMENT):
(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by Authorized Signer — of WP NBIL, Inc. an Illinois corporation, on behalf of the corporation.

Notary Public: __________________________

Registration Number: _________________     My Commission Expires: ________________

Chesapeake Government Technologies, Inc.

By_________________________________ (Seal)
    James T. McCubbin, Vice President

ACKNOWLEDGMENT (REQUIRED FOR CONFESSION OF JUDGMENT):
(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by Authorized Signer — of Chesapeake Government Technologies, Inc. a Delaware corporation, on behalf of the corporation.

Notary Public: __________________________      Registration Number: _________________

My Commission Expires: ________________

WidePoint Corporation
Virginia Promissory Note		Initials
_____
VA/4HancockD00725200004266022122707N	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 6

BORROWER SIGNATURES (continued)

Operational Research Consultants, Inc.

By_________________________________ (Seal)
    James T. McCubbin, Vice President

ACKNOWLEDGMENT (REQUIRED FOR CONFESSION OF JUDGMENT):
(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by Authorized Signer — of Operational Research Consultants, Inc. a Virginia corporation, on behalf of the corporation.

Notary Public:__________________________      Registration Number:_________________

My Commission Expires: ________________

iSYS, LLC

By_________________________________ (Seal)
    James T. McCubbin, Vice President

ACKNOWLEDGMENT (REQUIRED FOR CONFESSION OF JUDGMENT):
(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by Authorized Signer — of iSYS, LLC a Limited Liability Company on behalf of the Limited Liability Company.

Notary Public: __________________________      Registration Number: _________________

My Commission Expires: ________________

WidePoint Corporation
Virginia Promissory Note		Initials
_____
VA/4HancockD00725200004266022122707N	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 7

APPENDIX: FEES AND CHARGES

As described in the ADDITIONAL CHARGES section of the attached Note, I agree to pay, or have paid, these additional fees and charges.

Nonrefundable Fees and Charges. The following fees are earned when collected and will not be refunded if I prepay this Note before the scheduled maturity date.

Commitment. A(n) Commitment fee of $5,000.00 payable from separate funds on or before today’s date.

Administration (monthly). A(n) Administration (monthly) fee of $250.00 payable from separate funds on or before today’s date.

I understand and agree that some payments to third parties as part of this transaction may also involve money retained by you or paid back to you as commissions or other remuneration.

WidePoint Corporation
Virginia Promissory Note		Initials
_____
VA/4HancockD00725200004266022122707N	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 7